POWER OF ATTORNEY

GUIDESTONE FUNDS, a Delaware statutory trust (the “Trust”), and its undersigned trustee and officers, hereby nominates, constitutes and appoints John R. Jones, Matthew A. Wolfe, Alison M. Fuller, David W. Grim and Cillian M. Lynch (with full power to each of them to act alone) as its true and lawful attorney-in-fact and agent, for it and on its behalf and in its name, place and stead in any and all capacities, to make, execute and sign the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and any and all amendments thereto, and to file with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the beneficial interest of the Trust, any such Registration Statement and amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned Trustee and officers itself/themselves might or could do.

IN WITNESS WHEREOF, GUIDESTONE FUNDS has caused this power of attorney to be executed in its name by its President, and attested by its Secretary and the undersigned Trustee have hereunto set their hands and seals at Dallas, Texas, this 7th day of November, 2019.

GUIDESTONE FUNDS

ATTEST:	By:
/s/ John R. Jones
John R. Jones
President
/s/ David W. Grim
David W. Grim
In His Capacity as Counsel

/s/ William Craig George
William Craig George
Trustee

POWER OF ATTORNEY

GUIDESTONE FUNDS, a Delaware statutory trust (the “Trust”), and its undersigned trustee and officers, hereby nominates, constitutes and appoints John R. Jones, Matthew A. Wolfe, Alison M. Fuller, David W. Grim and Cillian M. Lynch (with full power to each of them to act alone) as its true and lawful attorney-in-fact and agent, for it and on its behalf and in its name, place and stead in any and all capacities, to make, execute and sign the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and any and all amendments thereto, and to file with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the beneficial interest of the Trust, any such Registration Statement and amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned Trustee and officers itself/themselves might or could do.

IN WITNESS WHEREOF, GUIDESTONE FUNDS has caused this power of attorney to be executed in its name by its President, and attested by its Secretary and the undersigned Trustee have hereunto set their hands and seals at Dallas, Texas, this 7th day of November, 2019.

GUIDESTONE FUNDS

ATTEST:	By:
/s/ John R. Jones
John R. Jones
President
/s/ David W. Grim
David W. Grim
In His Capacity as Counsel

/s/ Randall T. Hahn, D.Min
Randall T. Hahn, D.Min
Trustee

POWER OF ATTORNEY

GUIDESTONE FUNDS, a Delaware statutory trust (the “Trust”), and its undersigned trustee and officers, hereby nominates, constitutes and appoints John R. Jones, Matthew A. Wolfe, Alison M. Fuller, David W. Grim and Cillian M. Lynch (with full power to each of them to act alone) as its true and lawful attorney-in-fact and agent, for it and on its behalf and in its name, place and stead in any and all capacities, to make, execute and sign the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and any and all amendments thereto, and to file with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the beneficial interest of the Trust, any such Registration Statement and amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned Trustee and officers itself/themselves might or could do.

IN WITNESS WHEREOF, GUIDESTONE FUNDS has caused this power of attorney to be executed in its name by its President, and attested by its Secretary and the undersigned Trustee have hereunto set their hands and seals at Dallas, Texas, this 7th day of November, 2019.

GUIDESTONE FUNDS

ATTEST:	By:
/s/ John R. Jones
John R. Jones
President
/s/ David W. Grim
David W. Grim
In His Capacity as Counsel

/s/ Barry D. Hartis
Barry D. Hartis
Trustee

POWER OF ATTORNEY

GUIDESTONE FUNDS, a Delaware statutory trust (the “Trust”), and its undersigned trustee and officers, hereby nominates, constitutes and appoints John R. Jones, Matthew A. Wolfe, Alison M. Fuller, David W. Grim and Cillian M. Lynch (with full power to each of them to act alone) as its true and lawful attorney-in-fact and agent, for it and on its behalf and in its name, place and stead in any and all capacities, to make, execute and sign the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and any and all amendments thereto, and to file with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the beneficial interest of the Trust, any such Registration Statement and amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned Trustee and officers itself/themselves might or could do.

IN WITNESS WHEREOF, GUIDESTONE FUNDS has caused this power of attorney to be executed in its name by its President, and attested by its Secretary and the undersigned Trustee have hereunto set their hands and seals at Dallas, Texas, this 7th day of November, 2019.

GUIDESTONE FUNDS

ATTEST:	By:
/s/ John R. Jones
John R. Jones
President
/s/ David W. Grim
David W. Grim
In His Capacity as Counsel

/s/ Grady R. Hazel
Grady R. Hazel
Trustee

POWER OF ATTORNEY

GUIDESTONE FUNDS, a Delaware statutory trust (the “Trust”), and its undersigned trustee and officers, hereby nominates, constitutes and appoints John R. Jones, Matthew A. Wolfe, Alison M. Fuller, David W. Grim and Cillian M. Lynch (with full power to each of them to act alone) as its true and lawful attorney-in-fact and agent, for it and on its behalf and in its name, place and stead in any and all capacities, to make, execute and sign the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and any and all amendments thereto, and to file with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the beneficial interest of the Trust, any such Registration Statement and amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned Trustee and officers itself/themselves might or could do.

IN WITNESS WHEREOF, GUIDESTONE FUNDS has caused this power of attorney to be executed in its name by its President, and attested by its Secretary and the undersigned Trustee have hereunto set their hands and seals at Dallas, Texas, this 7th day of November, 2019.

GUIDESTONE FUNDS

ATTEST:	By:
/s/ John R. Jones
John R. Jones
President
/s/ David W. Grim
David W. Grim
In His Capacity as Counsel

/s/ Ronald D. Murff
Ronald D. Murff
Trustee

POWER OF ATTORNEY

GUIDESTONE FUNDS, a Delaware statutory trust (the “Trust”), and its undersigned trustee and officers, hereby nominates, constitutes and appoints John R. Jones, Matthew A. Wolfe, Alison M. Fuller, David W. Grim and Cillian M. Lynch (with full power to each of them to act alone) as its true and lawful attorney-in-fact and agent, for it and on its behalf and in its name, place and stead in any and all capacities, to make, execute and sign the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and any and all amendments thereto, and to file with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the beneficial interest of the Trust, any such Registration Statement and amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned Trustee and officers itself/themselves might or could do.

IN WITNESS WHEREOF, GUIDESTONE FUNDS has caused this power of attorney to be executed in its name by its President, and attested by its Secretary and the undersigned Trustee have hereunto set their hands and seals at Dallas, Texas, this 7th day of November, 2019.

GUIDESTONE FUNDS

ATTEST:	By:
/s/ John R. Jones
John R. Jones
President
/s/ David W. Grim
David W. Grim
In His Capacity as Counsel

/s/ Joseph A. Mack
Joseph A. Mack
Trustee

POWER OF ATTORNEY

GUIDESTONE FUNDS, a Delaware statutory trust (the “Trust”), and its undersigned trustee and officers, hereby nominates, constitutes and appoints John R. Jones, Matthew A. Wolfe, Alison M. Fuller, David W. Grim and Cillian M. Lynch (with full power to each of them to act alone) as its true and lawful attorney-in-fact and agent, for it and on its behalf and in its name, place and stead in any and all capacities, to make, execute and sign the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and any and all amendments thereto, and to file with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the beneficial interest of the Trust, any such Registration Statement and amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned Trustee and officers itself/themselves might or could do.

IN WITNESS WHEREOF, GUIDESTONE FUNDS has caused this power of attorney to be executed in its name by its President, and attested by its Secretary and the undersigned Trustee have hereunto set their hands and seals at Dallas, Texas, this 7th day of November, 2019.

GUIDESTONE FUNDS

ATTEST:	By:
/s/ John R. Jones
John R. Jones
President
/s/ David W. Grim
David W. Grim
In His Capacity as Counsel

/s/ David B. McMillan
David B. McMillan
Trustee

POWER OF ATTORNEY

GUIDESTONE FUNDS, a Delaware statutory trust (the “Trust”), and its undersigned trustee and officers, hereby nominates, constitutes and appoints John R. Jones, Matthew A. Wolfe, Alison M. Fuller, David W. Grim and Cillian M. Lynch (with full power to each of them to act alone) as its true and lawful attorney-in-fact and agent, for it and on its behalf and in its name, place and stead in any and all capacities, to make, execute and sign the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and any and all amendments thereto, and to file with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the beneficial interest of the Trust, any such Registration Statement and amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned Trustee and officers itself/themselves might or could do.

IN WITNESS WHEREOF, GUIDESTONE FUNDS has caused this power of attorney to be executed in its name by its President, and attested by its Secretary and the undersigned Trustee have hereunto set their hands and seals at Dallas, Texas, this 7th day of November, 2019.

GUIDESTONE FUNDS

ATTEST:	By:
/s/ John R. Jones
John R. Jones
President
/s/ David W. Grim
David W. Grim
In His Capacity as Counsel

/s/ Franklin R. Morgan
Franklin R. Morgan
Trustee

POWER OF ATTORNEY

GUIDESTONE FUNDS, a Delaware statutory trust (the “Trust”), and its undersigned trustee and officers, hereby nominates, constitutes and appoints John R. Jones, Matthew A. Wolfe, Alison M. Fuller, David W. Grim and Cillian M. Lynch (with full power to each of them to act alone) as its true and lawful attorney-in-fact and agent, for it and on its behalf and in its name, place and stead in any and all capacities, to make, execute and sign the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and any and all amendments thereto, and to file with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the beneficial interest of the Trust, any such Registration Statement and amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned Trustee and officers itself/themselves might or could do.

IN WITNESS WHEREOF, GUIDESTONE FUNDS has caused this power of attorney to be executed in its name by its President, and attested by its Secretary and the undersigned Trustee have hereunto set their hands and seals at Dallas, Texas, this 7th day of November, 2019.

GUIDESTONE FUNDS

ATTEST:	By:
/s/ John R. Jones
John R. Jones
President
/s/ David W. Grim
David W. Grim
In His Capacity as Counsel

/s/ John R. Morris
John R. Morris
Trustee

POWER OF ATTORNEY

GUIDESTONE FUNDS, a Delaware statutory trust (the “Trust”), and its undersigned trustee and officers, hereby nominates, constitutes and appoints John R. Jones, Matthew A. Wolfe, Alison M. Fuller, David W. Grim and Cillian M. Lynch (with full power to each of them to act alone) as its true and lawful attorney-in-fact and agent, for it and on its behalf and in its name, place and stead in any and all capacities, to make, execute and sign the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and any and all amendments thereto, and to file with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the beneficial interest of the Trust, any such Registration Statement and amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned Trustee and officers itself/themselves might or could do.

IN WITNESS WHEREOF, GUIDESTONE FUNDS has caused this power of attorney to be executed in its name by its President, and attested by its Secretary and the undersigned Trustee have hereunto set their hands and seals at Dallas, Texas, this 7th day of November, 2019.

GUIDESTONE FUNDS

ATTEST:	By:
/s/ John R. Jones
John R. Jones
President
/s/ David W. Grim
David W. Grim
In His Capacity as Counsel

/s/ Kyle L. Tucker
Kyle L. Tucker
Trustee